Exhibit 99.1

Montana Technologies to Restate Previously Issued Financial Statements

Ronan, MT, August 13, 2024 - Montana Technologies Corporation (NASDAQ: AIRJ), (“Montana Technologies” or the “Company”), the developer of the transformational AirJoule® technology for atmospheric water generation, today announced it will be restating its previously issued unaudited financial statements for the three months ended March 31, 2024.

Investors should no longer rely upon the previously issued financial statements cited above. Similarly, any earnings releases and other investor communications derived from such financial statements should no longer be relied upon.

The Company’s Board of Directors, in consultation with management and upon the recommendation of the Audit Committee of the Board of Directors, made the decision to restate the first quarter financial statements following the results of a Company-initiated consultation process with the Securities and Exchange Commission (the “SEC”). In the Company’s first quarter financial statements, the Company consolidated the assets and operations of its AirJoule joint venture into its financial statements, but the Company has subsequently determined that the Company’s interest in the AirJoule joint venture should instead have been accounted for based upon the equity method of accounting.

The Company intends to correct the error referenced above in an amendment to its Form 10-Q initially filed with the SEC on May 20, 2024 for the quarter ended March 31, 2024. The amendment will be filed with the SEC as soon as possible.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Montana Technologies and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “may,” “will,” “should,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements, including the timing to get the Amendment on file with the SEC, are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Montana Technologies expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release.

Montana Technologies cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond Montana Technology’s control. These risks include, but are not limited to, our status as an early stage Company with limited operating history, which may make it difficult to evaluate the prospects for our future viability; our initial dependence on revenue generated from a single product; significant barriers we face to deploy our technology; the dependence of our commercialization strategy on our relationships with BASF, CATL, Carrier, GE Vernova, and other third parties history of losses, and the other risks and uncertainties described under the heading “Risk Factors” in our SEC filings including in our Registration Statement (See Risk Factors) on Form S-1 filed with the SEC on June 27, 2024. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Montana Technologies’ SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.

About Montana Technologies Corporation

Montana Technologies Corporation (NASDAQ: AIRJ) is the developer of AirJoule®, an atmospheric thermal energy and water harvesting technology that provides efficient and sustainable air dehumidification and pure water from air. Designed to reduce energy consumption and generate material cost efficiencies, AirJoule® is being commercialized through a joint venture with GE Vernova and through partnerships with Carrier Global Corporation and BASF. For more information, visit www.mt.energy.

Contacts

Investor Relations:

Tom Divine – Vice President, Investor Relations and Finance

investors@mt.energy

Media:

media@mt.energy